Exhibit 99.2

NASDAQ: QUBT Investor Presentation November 2024

This presentation contains forward - looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward - looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of QCi and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward - looking statements. QCi undertakes no obligation to update or revise forward - looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward - looking statements relating to future events, and as such all forward - looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward - looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in QCi’s Annual Report on Form 10 - K and other factors as may periodically be described in QCi’s filings with the U.S. Securities and Exchange Commission. © 2018 - 2024 Quantum Computing Inc. 2 Forward Looking Statements

Our Team • 50+ employees nationwide • Degrees in Physics, Chemistry, Optics, Mathematics, Computer Science, Applied AI, Mechanical & Electrical Engineering, Cybersecurity and Information Networking • 52% with postgraduate degrees 100% dedication to changing the world NJ INNOVATE100 LEADER Dr. Yuping Huang QCi Chief Quantum Officer Dr. Yuping Huang, recently named to NJ Innovate100 Leaders List as Visionary Driving Innovation Forward 2024 EDISON PATENT AWARD Two QCi engineers were recently honored for their groundbreaking work addressing cybersecurity threats © 2018 - 2024 Quantum Computing Inc. 3

4 © 2018 - 2024 Quantum Computing Inc. Our vision is to lead the revolution in photonics and quantum computing with scalable, accessible and affordable solutions for real - world applications

QCi is well positioned as an emerging leader in integrated photonics and nonlinear quantum optics , one of the fastest growing industries in the world today 5 © 2018 - 2024 Quantum Computing Inc. Photonic Integrated Circuit (PIC) Market 2 2 Mordor Intelligence, 2024 $15.1B Market Size in 2024 20.5% CAGR 2024 - 2029 $38.4B Market Size in 2029

We do one thing, and we do it well Using integrated photonics and nonlinear quantum optics, we condition, manipulate, and measure photons 9 patents 200+ papers 14+ Use cases 8+ Hardware instantiations In other words... We put photons to work 6

QCi’s business model employs two complimentary efforts to provide real - world solutions, today 7

Quantum Cybersecurity Quantum authentication Quantum random number generation Remote Sensing and imaging LiDAR We use nonlinear optical properties to count single photons in our machines Quantum optimization High Performance Computing Reservoir computing Core technology Domains Applications 8

Thin film lithium niobate (TFLN) wafers for photonic interconnects Foundry services Passive devices (Micro rings) Linear devices (EOMs) Non - linear devices (PPLN) Low loss TFLN photonic integrated circuits What we make How we put it to work A novel material that we believe will become “the silicon of the future” We leverage the nonlinear optical properties through TFLN in our nanophotonic systems Core technology 9

10 © 2018 - 2024 Quantum Computing Inc. Our future state QCi’s Foundry will first generate the photonic components used in our quantum machines, then miniaturize them to be available at a PCIe card scale Miniaturization Photonic circuits integrated into PCIe card Our long term vision is to fully integrate our two primary efforts

Investment Highlights and Differentiators Only pure - play nonlinear quantum optics and integrated photonics public company 1 TFLN – Thin Film Lithium Niobate – a high - performance, low - power optical semiconductor material Well - positioned to capitalize on early - mover advantage in an emerging, rapidly growing photonics market Sustainable roadmap and growth model with two complementary revenue streams Best - in - class use cases in energy, automotive, and financial portfolio optimization High - margin revenue potential with U.S. - based foundry services and proprietary TFLN 1 chip design Innovative technology addressing the energy consumption challenges of AI © 2018 - 2024 Quantum Computing Inc. 11

Why Photons have a Technical Advantage As the demand for faster and more efficient data processing grows, photonics will be a critical component of future technological advancements HIGH - BANDWITH & FAST PROCESSING © 2018 - 2024 Quantum Computing Inc. 12 DATA OVER DISTANCES PRECISION & SENSING MINIATURIZATION & SCALABILITY LOWEST ENERGY CONSUMPTION

Solving Real World Problems with One Solution Healthcare © 2018 - 2024 Quantum Computing Inc. 13 Financial Services Supply Chain Energy Management Autonomous Vehicle Molecular Modeling Our technology shows promise for applications across multiple verticals and cross - cutting domains

Our Partners © 2018 - 2024 Quantum Computing Inc. 14 We are proud to work with a growing number of government agencies, scientific institutions and industry leaders as we advance our hardware solutions from conception to deployment

Partner Spotlight

NASA + QCi

QCi Awarded 4 Grants From NASA

QCi continues to support NASA's goal of lowering the cost of spaceborne missions and to obtain more precise data to better understand the effects of global warming

1 — LIDAR SNOW DEPTH EVALUATION

Completed

QCi quantum LiDAR system demonstrated snow depth measurements with cost-effective satellite deployment.

2 — SOLAR BACKGROUND NOISE REDUCTION

Completed

QCi's reservoir computer prototype for pattern prediction and recognition performance improvements.

3 — ACCURATE MEASUREMENT OF AIR PARTICULATES

Completed

Designed and delivered a new, compact **photonic sensor package** to accurately measure light scattering through clouds and aerosols.

4 — SOLAR NOISE REMOVAL FROM SPECTRAL MAPPING IN LOWER EARTH ORBIT

Underway

QCi's DIRAC-3 Entropy Quantum Computing offers NASA a potentially superior and affordable alternative for denoising LiDAR spectral information.

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Sales Growth =/> Market Growth Early revenues primarily from research grants QUANTUM COMPUTING PLATFORM TFLN - BASED PHOTONICS CHIPS Foundry operational in Q1 ’25 High - margin revenue from first mover advantage and exponential market demand Strong pipeline conversion of commercial and government opportunities into sales Robust quantum computing products platform leveraging TFLN Integrated chip technology Our Growth Roadmap 2024 2025 2026 & Beyond 16

• Proactively evolve our go - to - market strategy for our quantum products © 2018 - 2024 Quantum Computing Inc. 17 • Successfully transition pipeline of commercial and government opportunities into sales • Expand distribution by adding sector/industry vertical specific technology partners with robust sales networks globally • Maintain momentum in the rollout of Dirac - 3 for commercial and government clients • Continued emphasis on innovation and investment to meet evolving market needs and maintain leadership position How We Get There

Product Appendix © 2018 - 2024 Quantum Computing Inc. 18

Our Product Flywheel Remote Sensing Platform Reservoir Computer DIRAC - 3 Entropy Quantum Computer TFLN Photonics integrated Chips © 2018 - 2024 Quantum Computing Inc. 19

Our flagship offerings Reservoir computing Our R&D offerings Sensing and imaging Cybersecurity uQRNG Foundry services 20 Quantum optimization

Thin Film Lithium Niobate 41% CAGR 2023 - 2029 $2B Market Size in 2029 TFLN Modulator Market 1 $185M Market Size in 2022 • TFLN is rapidly emerging as the new darling child of the telecom and datacom industries • Modulators built using TFLN consume very little power , are capable of operating with extremely high bandwidth , and hold the promise of miniaturization • TFLN is in limited supply , coming exclusively from China • TFLN is already in high demand ; a processed six - inch TFLN wafer can potentially yield over $3 million in sellable inventory 1 QY Research; Sept 2023 © 2018 - 2024 Quantum Computing Inc. 21

QCi’s Early Mover Advantage in TFLN First US - Based TFLN Foundry Operational in Q1’25 The fab will enable components and integrated circuits for electro - optic modulators, frequency converters & photonic integrated circuits (PIC) Unmatched Capabilities QCi is the only US company capable of processing 150mm wafers; in the first full year of production, QCi may be capable of producing $180M in sellable inventory Barriers to Entry: Opportunity to Grab Market Share The supply chain constraint is prohibitive for large - scale semiconductor companies (IBM, Samsung, Intel); QCi is in a “Goldilocks” position to capture and grow significant market share Initial Offtake Agreement Received As of March 2024, QCi has an offtake agreement with Comtech Telecommunications Corporation to produce wafers for its satellite communications © 2018 - 2024 Quantum Computing Inc. 22

• The world’s most powerful quantum analog machine • Revolutionary and patented approach using entropy and the quantum vacuum • The first and only system to natively solve integer problems using high - dimensional quantum digits (qudits), each qudit having a dimension of 200 discrete modes QCi DIRAC - 3 Entropy Quantum Computer Rack mounted & air cooled © 2018 - 2024 Quantum Computing Inc. 23 On - premises installation or web - based access Power < 80W $300k/unit

DIRAC-3 Growing Use Case Library Driving Interest

Industry/Market	Challenge	Use Case Evaluation	Application Demo	PoC Engagement
INTELIGENCE	IRS Drone Routing			
ENERGY	Power Grid Optimization			
DEFENSE	Remote Sensing Landmine Detection			
AUTOMOTIVE	Sensor Design Optimization			
MANUFACTURING	Supply Chain Optimization			
FINANCE	Investment Portfolio Optimization			
INSURANCE	IT Operations Optimization			
INSURANCE	TV Ad Spend Alloc. Optimization			
BANKING	Fraud Transaction Detection			
GOVERNMENT	Drone Flight Risk Optimization			
ENERGY	Wind Farm Design Optimization			

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Sample Use Case: BMW Autonomous Vehicle; Sensor Placement Optimization Optimize the configuration of vehicle sensors to maximize coverage while minimizing costs COMPLEXITY: Involved 3,854 variables and >500 constraints TECHNOLOGY USED: Entropy Quantum Computing (EQC) system ACHIEVEMENT: Solved problem in 6 minutes RESULT: Delivered a sensor configuration of 15 sensors yielding 96% coverage QCI'S SOLUTION CHALLENGE © 2018 - 2024 Quantum Computing Inc. 25

Edge Computing • The world’s first - to - market reservoir computing hardware device for “compute at the edge” efficiency • Superior performance and speed using minimal training data and maximum energy efficiency • Enabling transversal technologies, such as clean energy, mobility, advanced connectivity, applied AI, space technologies, and more… QCi Reservoir Computer Accelerates machine learning & AI Seamless Interface with a host ethernet machine Consumes 80 - 95% less power Accessible Low cost and small size than cloud - based reservoirs for small businesses © 2018 - 2024 Quantum Computing Inc. 26

QCi Remote Sensing Platform Focusing on LiDAR - Based Applications • Innovative and cost - effective solution for various remote sensing applications over challenging operational environments, including long distance, low visibility, and interfering backgrounds • Variety of civilian and defense applications Unparalleled detection accuracy at the single photon level Unmatched speed in data collection and processing High - resolution observations Improved non - destructive evaluation testing © 2018 - 2024 Quantum Computing Inc. 27

Successful Sale of Quantum LiDAR Prototype To This collaboration will play a pivotal role in enhancing our understanding of phytoplankton movement, nutrient distribution, and the physical behavior of water bodies under varying conditions. Together, these advanced capabilities will equip researchers and policymakers with the detailed data needed for comprehensive environmental management and protection strategies, aligning with QCi's mission of delivering practical and affordable quantum technologies for the world . Dr. William McGann, Chief Executive Officer QCi Press Release April 2024 © 2018 - 2024 Quantum Computing Inc. 28

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